UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 14, 2025

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 14, 2025, in order to reward, retain, and further incentivize performance, NeoGenomics, Inc. (the “Company”) upon approval from the Compensation Committee of its Board of Directors, paid retention bonuses (the “Retention Bonuses”) to Jeffrey Sherman, the Company’s Chief Financial Officer, Melody Harris, the Company’s President, Enterprise Operations and Warren Stone, the Company’s President, Clinical Services (collectively, the “Recipients”).

Mr. Sherman’s Retention Bonus was comprised of a cash bonus of $400,000, which will be payable on April 13, 2026, so long as he remains employed as of such date, and $750,000 of restricted stock units (“RSUs”) that will become vested on April 13, 2026, so long as he remains employed as of such date. Ms. Harris’ Retention Bonus was comprised of a cash bonus of $400,000, which will be payable on January 13, 2026, so long as she remains employed as of such date, and $750,000 of RSUs that will become vested on January 13, 2026, so long as she remains employed as of such date. Mr. Stone’s Retention Bonus was comprised of a cash bonus of $400,000, which will be payable on July 13, 2025, so long as he remains employed as of such date, and of $750,000 RSUs that will become vested on January 13, 2026, so long as he remains employed as of such date. In the event of the termination of employment of any of the Recipients other than for Cause (as defined in their respective employment agreements) prior to their respective vesting dates, the Recipients shall receive a pro rata share of the cash portion of the Retention Bonus. The effect of a termination of employment of any of the Recipients on the RSU portion of their Retention Bonus shall be governed by their respective employment agreements.

Item 7.01	Regulation FD Disclosure.
On January 15, 2025, the Company issued a press release describing its long range plan and 2025 earnings guidance, the entire text of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	99.1	Press Release of NeoGenomics, Inc., dated January 15, 2025.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	January 10, 2025	By:	/s/ Jeffrey S. Sherman
		Name:	Jeffrey S. Sherman
		Title:	Chief Financial Officer